                                                                EXHIBIT 99(b)
TRANS FINANCIAL BANCORP, INC. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS
September 30, 1993 and December 31, 1992
In thousands, except per share data
(unaudited)

                                                                                            SEPTEMBER 30,       DECEMBER 31,
ASSETS                                                                                          1993               1992
                                                                                                ----               ----
Cash and due from banks                                                                    $    50,757          $   52,482
Interest bearing deposits with banks                                                               747               8,462
Federal funds sold and resale agreements                                                        34,019              63,578
Mortgage loans held for sale                                                                    35,129              24,238
Securities available for sale (market value of $49,140 at
   September 30, 1993 and $53,298 at December 31, 1992)                                         48,264              51,925
Investment securities (market value of $275,228 at
   September 30, 1993 and $252,997 at December 31, 1992)                                       270,751             249,757
Loans, net of unearned income                                                                  857,031             648,206
   Less allowance for loan losses                                                               10,251               7,517
                                                                                           -----------          ----------
         Net loans                                                                             846,780             640,689
Premises and equipment                                                                          28,801              23,045
Other assets                                                                                    34,791              31,796
                                                                                           -----------          ----------
         Total assets                                                                      $ 1,350,039          $1,145,972
                                                                                           ===========          ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
   Non-interest bearing                                                                    $   143,818          $  121,166
   Interest bearing                                                                          1,013,032             890,061
                                                                                           -----------          ----------
         Total deposits                                                                      1,156,850           1,011,227
Federal funds purchased and repurchase agreements                                               32,720              26,993
Other liabilities                                                                                8,059               8,196
Long-term debt and other notes payable                                                          64,882              18,061
                                                                                           -----------          ----------
         Total liabilities                                                                   1,262,511           1,064,477
                                                                                           -----------          ----------
Stockholders' equity:
   Preferred stock                                                                                -                  -
   Common stock, no par value.  Authorized
         25,000,000 shares; issued and outstanding
         8,696,744 at September 30, 1993 and 6,555,985
         at December 31, 1992                                                                   16,468              16,391
Additional paid-in capital                                                                      38,949              38,362
Retained earnings                                                                               36,011              30,777
Unrealized loss on marketable equity securities                                                   (128)               (163)
Employee Stock Ownership Plan shares purchased with debt                                        (3,772)             (3,872)
                                                                                           -----------          ----------
         Total stockholders' equity                                                             87,528              81,495
                                                                                           -----------          ----------
         Total liabilities and stockholders' equity                                        $ 1,350,039          $1,145,972
                                                                                           ===========          ==========

TRANS FINANCIAL BANCORP, INC. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME
For the nine months ended September 30, 1993 and 1992
In thousands, except per share data
(unaudited)

                                                                                                       SEPTEMBER 30,
                                                                                                 ------------------------
                                                                                                 1993                1992
                                                                                                 ----                ----
Interest income:
   Interest and fees on loans                                                                  $46,183             $40,750
   U.S. Treasury and Federal agencies                                                           12,620              13,716
   Other                                                                                         2,920               1,515
                                                                                               -------             -------
         Total interest income                                                                  61,723              55,981
                                                                                               -------             -------

Interest expense:
   Deposits                                                                                     25,497              27,185
   Federal funds purchased and repurchase agreements                                               498                 786
   Long-term debt and other borrowings                                                             916                 340
                                                                                               -------             -------
         Total interest expense                                                                 26,911              28,311
                                                                                               -------             -------

         Net interest income                                                                    34,812              27,670

Provision for loan losses                                                                        1,659               1,552
                                                                                               -------             -------
         Net interest income after provision
              for loan losses                                                                   33,153              26,118
                                                                                               -------             -------

Non-interest income:
   Service charges on deposit accounts                                                           3,929               3,134
   Loan servicing fees                                                                           1,569                 888
   Investment securities gains                                                                      30                 753
   Gains on sales of securities available for sale                                               1,017                 -
   Gains on sales of mortgage loans                                                                496               1,230
   Trust services                                                                                  832                 700
   Other                                                                                         3,057               2,331
                                                                                               -------             -------
         Total non-interest income                                                              10,930               9,036
                                                                                               -------             -------

Non-interest expenses:
   Compensation and benefits                                                                    14,283              10,744
   Occupancy expense                                                                             2,830               1,922
   Furniture and equipment expense                                                               2,134               2,007
   Deposit insurance                                                                             1,637               1,298
   Other                                                                                        11,489               7,610
                                                                                               -------             -------
         Total non-interest expenses                                                            32,373              23,581
                                                                                               -------             -------

         Income before income taxes and cumulative
              effect of accounting change                                                       11,710              11,573
Income tax expense                                                                               3,471               3,798
                                                                                               -------             -------

              Income before cumulative effect of accounting
              change                                                                             8,239               7,775
Cumulative effect of adoption of FASB Statement No. 109                                            (11)                -
                                                                                               -------             -------

              Net income                                                                       $ 8,228             $ 7,775
                                                                                               =======             =======
Earnings per common share:
   Before cumulative effect of accounting change                                               $   .93             $   .96
   Cumulative effect of adoption of FASB Statement No. 109                                        -                    -
                                                                                               -------             -------
                                                                                               $   .93             $   .96
                                                                                               =======             =======


TRANS FINANCIAL BANCORP, INC. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME
For the three months ended September 30, 1993 and 1992
In thousands, except per share data
(unaudited)

                                                                                                       SEPTEMBER 30,
                                                                                             --------------------------------
                                                                                                1993                1992
                                                                                                ----                ----
Interest income:
   Interest and fees on loans                                                                 $ 17,354            $ 14,229
   U.S. Treasury and Federal agencies                                                            3,943               5,257
   Other                                                                                         1,496                 563
                                                                                              --------            --------
         Total interest income                                                                  22,793              20,049
                                                                                              --------            --------
Interest expense:
   Deposits                                                                                      8,986               9,651
   Federal funds purchased and repurchase agreements                                               190                 253
   Long-term debt and other borrowings                                                             520                  98
                                                                                              --------            --------
         Total interest expense                                                                  9,696              10,002
                                                                                              --------            --------

         Net interest income                                                                    13,097              10,047

Provision for loan losses                                                                          599                 492
                                                                                              --------            --------
   Net interest income after provision
         for loan losses                                                                        12,498               9,555
                                                                                              --------            --------
Non-interest income:
   Service charges on deposit accounts                                                           1,486               1,115
   Loan servicing fees                                                                             481                 476
   Investment securities gains                                                                     -                   164
   Gains on sales of securities available for sale                                                  19                 -
   Gains on sales of mortgage loans                                                                287                 868
   Trust services                                                                                  295                 242
   Other                                                                                         1,067                 735
                                                                                              --------            --------
         Total non-interest income                                                               3,635               3,600
                                                                                              --------            --------
Non-interest expenses:
   Compensation and benefits                                                                     5,432               3,670
   Occupancy expense                                                                             1,155                 771
   Furniture and equipment expense                                                                 956                 835
   Deposit insurance                                                                               643                 467
   Other                                                                                         4,086               3,216
                                                                                              --------            --------
         Total non-interest expenses                                                            12,272               8,959
                                                                                              --------            --------

         Income before income taxes                                                              3,861               4,196
Income tax expense                                                                               1,147               1,368
                                                                                              --------            --------

         Net income                                                                           $  2,714            $  2,828
                                                                                              ========            ========

Earnings per common share                                                                     $    .31            $    .32
                                                                                              ========            ========

TRANS FINANCIAL BANCORP, INC.
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY For the nine months ended September 30, 1993
In thousands, except share data
(unaudited)

                                                                                                                   Employee
                                                                                                     Unrealized      Stock
                                    Preferred Stock        Common Stock                                Loss on     Ownership
                                  ------------------    ------------------    Additional             Marketable  Plan Shares
                                  Number of             Number of              Paid-in    Retained     Equity     Purchased
                                   Shares     Amount     Shares     Amount     Capital    Earnings   Securities   With Debt  Total
                                  ---------   ------    ---------   ------    ---------   --------   ----------   ---------  ------
Balance, January 1, 1993            -         $ -       6,555,985   $16,391   $  38,362   $  30,777   $  (163)   $(3,872)   $81,495
Net income                          -           -           -          -          -           8,228      -          -         8,228
Stock options excercised            -           -             150      -              1        -         -          -             1
Cash dividends declared
   on common stock                  -           -           -          -          -          (2,994)     -          -        (2,994)
Issuance of common stock in
   connection with dividend
   reinvestment and stock
   purchase plan and other
   issuances                        -           -          40,834        77         592        -         -          -           669
Four-for-three stock split          -           -       2,099,805         -          (6)       -         -          -            (6)
Decrease in unrealized loss on
   marketable equity securities     -           -           -          -          -            -           35       -            35
Employee Stock Ownership
   Plan shares purchased debt
   reduction                        -           -           -          -          -            -         -           100        100
                                  -----       ------    ---------   -------   ---------   ---------   --------   -------    -------
Balance, September 30, 1993         -         $ -       8,696,774   $16,468   $  38,949   $  36,011   $  (128)   $(3,772)   $87,528
                                  =====       ======    =========   =======   =========   =========   ========   =======    =======

TRANS FINANCIAL BANCORP, INC.
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY For the nine months ended September 30, 1992
In thousands, except share data
(unaudited)



                                                                                                                   Employee
                                                                                                   Unrealized        Stock
                             Preferred Stock          Common Stock                                   Loss on       Ownership
                           -------------------     ------------------    Additional                 Marketable    Plan Shares
                           Number of               Number of              Paid in     Retained       Equity        Purchased
                            Shares      Amount      Shares     Amount     Capital      Earnings     Securities     With Debt  Total
                            ------      ------      ------     ------     -------      --------     ---------    -----------  -----
Balance, January 1, 1992     14,077      $ 2,285    4,424,118  $ 11,051   $ 15,510    $  23,755     $   (161)   $  (1,205) $ 51,235
Net income                      -            -          -           -         -           7,775           -           -       7,775
Cash dividends declared:
   Common stock                 -            -          -           -         -          (2,223)          -           -      (2,223)
   Preferred stock              -            -          -           -         -             (35)          -           -         (35)
Redemption of Class A
  Preferred  Stock, 1990
  Series                       (333)        (999)       -           -          -             -            -           -        (999)
Issuance of common stock in
   public offering              -            -      1,265,000     3,172     13,944           -            -           -      17,116
Issuance of common stock in
   business combination         -            -        412,389     1,031      4,984           -            -           -       6,015
Stock options exercised         -            -          1,914         5         15           -            -           -          20
Issuance of common stock in
   connection with dividend
   reinvestment and stock
   purchase plans and other
   issuances                    -            -         27,260        68        339           -            -           -         407
Conversion of debentures        -            -        415,462     1,039      3,411           -            -           -       4,450
Increase in unrealized loss
  on marketable equity
  securities                    -            -           -          -          -             -            (1)         -          (1)
Employee Stock Ownership
   Plan shares purchased with
     debt                       -            -           -          -          -             -            -        (1,648)   (1,648)
                             ------      -------    ---------  --------   --------    ---------     --------    ---------  --------
Balance, September 30, 1992  13,744      $ 1,286    6,546,143  $ 16,366    $38,203    $  29,272     $   (162)   $  (2,853) $ 82,112
                             ======      =======    =========  ========   ========    =========     ========    =========  ========


TRANS FINANCIAL BANCORP, INC. AND SUBSIDIARIES
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS
For the nine months ended September 30, 1993 and 1992
In thousands
(unaudited)

                                                                   SEPTEMBER 30,
                                                              ---------------------
                                                                 1993         1992
                                                                 ----         ----
Cash flows from operating activities:
   Net income                                                 $  8,228      $  7,775
   Adjustments to reconcile net income to cash
      provided by operating activities:
         Provision for loan losses                               1,659         1,552
         Gains on sale of investment securities                    (30)         (753)
         Gains on sale of securities available for sale         (1,017)          -
         Depreciation, amortization and accretion, net           4,205         2,654
   (Increase) decrease in other assets                           2,264        (2,509)
   Increase in mortgage loans held for resale                  (10,891)       (5,336)
   Decrease in other liabilities                               (21,654)       (4,301)
   Proceeds from sale of securities available for sale          21,110           -
   Proceeds from maturities of securities available for sale     6,000           -
   Purchases of securities available for sale                  (12,009)          -
                                                              --------      --------
         Net cash used in operating activities                  (2,135)         (918)
                                                              --------      --------

Cash flows from investing activities:
   Proceeds from maturities of investment securities            90,931        53,510
   Proceeds from sales of investment securities                  5,394        49,872
   Purchases of investment securities                          (68,638)     (144,924)
   Net decrease in interest-bearing deposits with banks          8,160         4,392
   Net decrease in federal funds sold and resale agreements     50,059         8,573
   Net increase in loans                                      (102,814)      (33,767)
   Purchases of premises and equipment                          (5,515)       (3,843)
   Proceeds from disposals of premises and equipment             1,800            16
   Net cash and cash equivalents inflow (outflow) from
     acquisitions                                               (7,996)       45,495
                                                              --------      --------
         Net cash used in investing activities                 (28,619)      (20,676)
                                                              --------      --------
Cash flows from financing activities:
   Net increase (decrease) in deposits                         (18,147)          720
   Net increase in federal funds purchased and repurchase
     agreements                                                  2,585         6,776
   Repayment of other borrowings                                   -          (2,269)
   Repayment of long-term debt and other notes payable         (17,948)       (1,182)
   Proceeds from issuance of long-term debt                     64,869           260
   Preferred stock redemptions                                     -            (999)
   Dividends paid                                               (2,994)       (2,258)
   Proceeds from issuance of common stock                          664        17,543
                                                              --------      --------
         Net cash provided by financing activities              29,029        18,591
                                                              ---------     ---------
         Net decrease in cash and
            cash equivalents                                    (1,725)       (3,003)

Cash and cash equivalents at January 1                          52,482        43,835
                                                              --------      --------
Cash and cash equivalents at September 30                     $ 50,757      $ 40,832
                                                              ========      ========
Supplemental disclosures of cash flow
   information:
     Cash paid for interest                                   $ 26,793      $ 27,192
     Cash paid for Federal income taxes                          3,684         3,559
     Non-cash financing and investing
       activities:
         Conversion of debentures                                  -           4,211
         Issuance of common stock
           in connection with acquisition                          -           6,165
         Debt transactions of Employee
           Stock Ownership Plan (net)                              100        (1,648)
         Change in unrealized loss on
           marketable equity securities                             35            (1)
         Transfer of loans to other real
           estate                                                2,533         1,337
         Transfer of investment securities
           to securities available for sale                      6,068             0
                                                              ========      ========
